Exhibit 99.1

DRI Corporation Notes Expected Dates to Discuss Third Quarter 2009 Results

  Management Expects to File a Form 10-Q and Disseminate a Related Press Release on Nov. 16, 2009
  Investors’ Conference Call Scheduled on Nov. 17, 2009, at 11 a.m. (Eastern)

DALLAS--(BUSINESS WIRE)--November 12, 2009--DRI Corporation (DRI) (NASDAQ: TBUS), a digital communications technology leader in the global surface transportation and transit security markets, noted today that management expects to file the Company’s Form 10-Q for third quarter 2009 with the U.S. Securities and Exchange Commission and issue a related press release on Nov. 16, 2009, as well as conduct an investors’ conference call on Nov. 17, 2009, at 11 a.m. (Eastern), as previously announced.

  To participate in the live conference call on Nov. 17, 2009, dial one of the following telephone numbers approximately five minutes prior to the start time: domestic, (800) 853-3895; or international, (334) 323-7224. The confirmation code is “DRI.”
  Telephone replay will be available from Nov. 17, 2009, starting at approximately 2 p.m. (Eastern), and continue through March 31, 2010, via the following telephone numbers: domestic, (877) 656-8905; or international, (334) 323-9859. The replay pin number is 74472490.
  To participate via webcast on Nov. 17, 2009, go to http://viavid.net/dce.aspx?sid=00006D4D. The webcast will be archived through March 31, 2010.

ABOUT THE COMPANY

DRI Corporation is a digital communications technology leader in the global surface transportation and transit security markets. Our products include: TwinVision® and Mobitec® electronic destination sign systems, Talking Bus® voice announcement systems, Digital Recorders® Internet-based passenger information and automatic vehicle location/monitoring systems, and VacTell® video actionable intelligence systems. Our products help increase the mobility, flow, safety, and security of people who rely upon transportation infrastructure around the globe. Using proprietary hardware and software applications, our products provide easy-to-understand, real-time information that assists users and operators of transit bus and rail vehicles in locating, identifying, boarding, tracking, scheduling, and managing those vehicles. Our products also aid transit vehicle operators in their quest to increase ridership and reduce fuel consumption, as well as to identify and mitigate security risks on transit vehicles. Positioned not only to serve and address mobility, energy conservation, and environmental concerns, our products also serve the growing U.S. Homeland Security market. For more information about the Company and its operations worldwide, go to www.digrec.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the Company’s anticipated date of its quarterly filing with the U.S. Securities and Exchange Commission and the anticipated date of a related investor conference call, as well as any statement, express or implied, concerning future events or expectations or which use words such as “suggest,” “expect,” “fully expect,” “expected,” “appears,” “believe,” “plan,” “anticipate,” “would,” “should,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” “guidance,” “may,” etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that the Company’s anticipated date of its quarterly filing with the U.S. Securities and Exchange Commission and the anticipated date of a related investor conference call may change, as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 31, 2009, and quarterly report on Form 10-Q filed Aug. 13, 2009, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

CONTACT:
DRI Corporation Contact:
Veronica B. Marks
Manager, Corporate Communications
Phone: (214) 378-4776
Fax: (214) 378-8437
E-Mail: ir@digrec.com